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                                                                   EXHIBIT 10.54

                         GUILFORD PHARMACEUTICALS, INC.
              1993 EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN
                                OPTION AGREEMENT

                                    AMENDMENT

         This Amendment (the "Amendment") to the Guilford Pharmaceuticals, Inc. 1993 Employee Share Option and Restricted Share Plan Option Agreement (the "Option Agreement") is made as of ________ __, 1999 by Guilford Pharmaceuticals, Inc. (the "Corporation") and ________________.

         WHEREAS, the Corporation has adopted the 1993 Employee Share Option and Restricted Share Plan (the "Plan");

         WHEREAS, the Corporation desires to amend the Option Agreement to provide for an extended exercise period for the Option upon the Optionee's termination of service following retirement;

         NOW, THEREFORE, the Option Agreement is hereby amended as follows:

1. EXERCISE PERIOD FOR VESTED OPTIONS FOR RETIRED EMPLOYEES FOLLOWING TERMINATION OF SERVICE

         The first sentence of SECTION 3.3 of the Option Agreement is hereby amended and restated to read as follows:

         "The Optionee may exercise the Option only while the Optionee is employed by the Company or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") or for three months thereafter, after which the Option shall terminate, except as provided in Sections 3.4, 3.5, and 3.5A."

         SECTION 3.4 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "In the event of the Optionee's death either while employed by the Company or a Subsidiary or within the period following the termination of employment with the Company or a Subsidiary during which the Option was exercisable pursuant to Section 3.3, 3.5 or 3.5A, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, whether or not the Option was exercisable on the date of the Optionee's death, at any time within one (1)


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year after the date of the Optionee's death and prior to the termination of the
Option as set forth in Section 3.5."

         SECTION 3.5A is inserted immediately following SECTION 3.5 to read as follows:

         SECTION 3.5A RETIREMENT

         "If the Optionee retires from the Company or a Subsidiary following the attainment of age 62 and (i) the Optionee has completed as least five years but fewer than ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for a period equal to the shorter of (a) five (5) years following the Optionee's retirement or (b) the remaining term of the Option, or (ii) the Optionee has completed as least ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for the remaining term of the Option.

         SECTION 3.6 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "The Option shall terminate upon the earlier of (i) the expiration of a period of ten years from the Date of Grant of the Option, as set forth in
Section 1 above or (ii) three months after the Optionee's termination of employment with the Company or a Subsidiary, unless such termination falls within the scope of Section 3.4, 3.5, or 3.5A."

         SECTION 3.7 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "Notwithstanding the foregoing Subsections of this Section, the Option may not be exercised, in whole or in part, to the extent additional authorized Shares under the Plan are required to be approved under the Plan by the stockholders of the Company unless such approval is obtained, or after ten years following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 9 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share."




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2.       AFFIRMATION

         Except to the extent amended by this Amendment, the Option Agreement is hereby ratified and reaffirmed in its entirety and will remain in full force and effect as amended hereby. Any term capitalized but not defined herein which is capitalized and defined in the Option Agreement has the same meaning herein as in the Option Agreement.

         IN WITNESS WHEREOF, the Corporation has duly executed and delivered this Amendment, or caused this Amendment to be duly executed and delivered in its name and on its behalf, as of the day and year first above written.

                                            GUILFORD PHARMACEUTICALS INC.

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------



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                         GUILFORD PHARMACEUTICALS, INC.
              1998 EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN
                                OPTION AGREEMENT
                                    AMENDMENT

         This Amendment (the "Amendment") to the Guilford Pharmaceuticals, Inc. 1998 Employee Share Option and Restricted Share Plan Option Agreement (the "Option Agreement") is made as of ________ __, 1999 by Guilford Pharmaceuticals, Inc. (the "Corporation") and ________________.

         WHEREAS, the Corporation has adopted the 1998 Employee Share Option and Restricted Share Plan (the "Plan");

         WHEREAS, the Corporation desires to amend the Option Agreement to provide for an extended exercise period for the Option upon the Optionee's termination of service following retirement;

         NOW, THEREFORE, the Option Agreement is hereby amended as follows:

1. EXERCISE PERIOD FOR VESTED OPTIONS FOR RETIRED EMPLOYEES FOLLOWING TERMINATION OF SERVICE

         The first sentence of SECTION 3.3 of the Option Agreement is hereby amended and restated to read as follows:

         "The Optionee may exercise the Option only while the Optionee is employed by the Company or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") or for three months thereafter, after which the Option shall terminate, except as provided in Sections 3.4, 3.5, and 3.5A."

         SECTION 3.4 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "In the event of the Optionee's death either while employed by the Company or a Subsidiary or within the period following the termination of employment with the Company or a Subsidiary during which the Option was exercisable pursuant to Section 3.3, 3.5 or 3.5A, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, whether or not the Option was exercisable on the date of the Optionee's death, at any time within one (1) year after the date of the Optionee's death and prior to the termination of the Option as set forth in Section 3.5."

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         SECTION 3.5A is inserted immediately following SECTION 3.5 to read as follows:

         SECTION 3.5A RETIREMENT

         "If the Optionee retires from the Company or a Subsidiary following the attainment of age 62 and (i) the Optionee has completed as least five years but fewer than ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for a period equal to the shorter of (a) five (5) years following the Optionee's retirement or (b) the remaining term of the Option, or (ii) the Optionee has completed as least ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for the remaining term of the Option.

         SECTION 3.6 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "The Option shall terminate upon the earlier of (i) the expiration of a period of ten years from the Date of Grant of the Option, as set forth in
Section 1 above or (ii) three months after the Optionee's termination of employment with the Company or a Subsidiary, unless such termination falls within the scope of Section 3.4, 3.5, or 3.5A."

         SECTION 3.7 of the Option Agreement is hereby amended and restated in its entirety to read as follows:

         "Notwithstanding the foregoing Subsections of this Section, the Option may not be exercised, in whole or in part, to the extent additional authorized Shares under the Plan are required to be approved under the Plan by the stockholders of the Company unless such approval is obtained, or after ten years following the date upon which the Option is granted, as set forth in Section 1 above, or after the occurrence of an event referred to in Section 9 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share."




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2.       AFFIRMATION

         Except to the extent amended by this Amendment, the Option Agreement is hereby ratified and reaffirmed in its entirety and will remain in full force and effect as amended hereby. Any term capitalized but not defined herein which is capitalized and defined in the Option Agreement has the same meaning herein as in the Option Agreement.

         IN WITNESS WHEREOF, the Corporation has duly executed and delivered this Amendment, or caused this Amendment to be duly executed and delivered in its name and on its behalf, as of the day and year first above written.

                                            GUILFORD PHARMACEUTICALS INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



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